Exhibit T3F

                           CROSS-REFERENCE TABLE*


TRUST INDENTURE                                                                    INDENTURE SECTION
ACT SECTION

310 (a) (1)               ..........................................................    7.10
      (a) (2)             ..........................................................    7.10
      (a) (3)             ..........................................................    7.12
      (a) (4)             ..........................................................    N.A.
      (b)                 ..........................................................    7.10
      (c)                 ..........................................................    N.A.
311 (a)                   ..........................................................    7.11
      (b)                 ..........................................................    7.11
      (c)                 ..........................................................    N.A.
312 (a)                   ..........................................................    2.05
      (b) (1)             ..........................................................    14.03
      (c) (2)             ..........................................................    14.03
313 (a)                   ..........................................................    7.06
      (b) (1)             ..........................................................    7.06
      (b) (2)             ..........................................................    7.06
      (c)                 ..........................................................    7.06; 14.02
      (d)                 ..........................................................    7.06
314 (a)                   ..........................................................    4.02; 14.02
      (b)                 ..........................................................    12.03
      (c) (1)             ..........................................................    14.04
      (c) (2)             ..........................................................    14.04
      (c) (3)             ..........................................................    N.A.
      (d)                 ..........................................................    12.09(ii)
      (e)                 ..........................................................    14.05
      (f)                 ..........................................................    N.A.
315 (a)                   ..........................................................    7.01
      (b)                 ..........................................................    7.05; 14.02
      (c)                 ..........................................................    7.01
      (d)                 ..........................................................    7.01
      (e)                 ..........................................................    6.11
316 (a) (last sentence)   ..........................................................    2.08
      (a) (1) (A)         ..........................................................    6.05
      (a) (1) (B)         ..........................................................    6.04
      (a) (2)             ..........................................................    N.A.
      (b)                 ..........................................................    6.07
      (c)                 ..........................................................    2.15
317 (a) (1)               ..........................................................    6.08
      (a) (2)             ..........................................................    6.09
      (b)                 ..........................................................    2.04
318 (a)                   ..........................................................    14.01

                         N.A. means Not Applicable

______________
Note:  This Cross-Reference Table shall not, for any purpose, be deemed to be part of the New Senior Indenture.
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